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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2008

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2008, Advance Auto Parts, Inc. (the “Company”) announced that Michael O. Moore has resigned as Executive Vice President, Chief Financial Officer and Secretary of the Company, effective February 1, 2008.  Mr. Moore’s resignation is not the result of any disagreement or other dispute with the Company known to any executive officer of the Company, regarding any accounting or financial reporting issue.

On January 23, 2008, the Company announced that its Board of Directors had appointed Michael A. Norona to become Executive Vice President, Chief Financial Officer and Secretary of the Company in February 2008.  Mr. Norona, age 43, has served as the President of Financial Services for Best Buy Co., Inc., a national retailer of consumer electronics, office products, appliances and software, since March 2007.  Prior to that position, he served Best Buy as Vice President of Financial Services from June 2006 until March 2007, as Vice President Finance-Retail Decision Support from May 2004 until June 2006, and as Vice President Finance-Shared Services from April 2002 until May 2004.  Prior to April 2002, Mr. Norona served in escalating financial leadership roles, ultimately as head of Finance, with Future Shop, a Best Buy subsidiary.

It is anticipated that Mr. Norona will receive an employment agreement from the Company to be negotiated by the Company and Mr. Norona prior to the commencement of his employment.  The commencement date of his employment has not yet been fixed.  The Company will provide additional disclosure regarding Mr. Norona’s compensation arrangements when agreement has been reached.

Item 7.01 Regulation FD Disclosure.

On January 23, 2008, the Company issued a press release announcing the appointment of Michael A. Norona as Executive Vice President, Chief Financial Officer commencing in February 2008.  A copy of the press release is attached as Exhibit 99.1 and furnished herewith.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

	99.1	Press Release, dated January 23, 2008, issued by Advance Auto Parts, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: January 23, 2008	/s/ Darren R. Jackson
(Signature)*
Darren R. Jackson
President and Chief Executive Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 23, 2008, issued by Advance Auto Parts, Inc.